UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2008 (March 12, 2008)

COLUMBIA BANCORP (Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation)	0-27938 (Commission File Number)	93-1193156 (IRS Employer Identification No.)

401 East Third Street, Suite 200, The Dalles, Oregon 97058 (Address of principal executive offices)

(541) 298-6649 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definition Agreement

On March 12, 2008, Columbia River Bank (“CRB”), a wholly owned subsidiary of Columbia Bancorp (“Columbia”), entered into an Office Lease with RS Holdings, LLC for Suite 600 located at 805 Broadway in Vancouver, Washington. The lease is for a term of five years, commencing on March 1, 2008 and expiring on April 30, 2013. The base rent for the property is $33,665.01 per month.

Item 9.01 Financial Statements and Exhibits.

Exhibit Item

10.1 Standard Form of Office Lease dated March 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2008	/s/ Roger L. Christensen Roger L. Christensen, Chief Executive Officer - Columbia River Bank; President and Chief Executive Officer - Columbia Bancorp